Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his or her capacity as an officer of Willis Lease Finance Corporation (the “Company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his or her knowledge:

•             the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2005, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

•             the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated:  November 23, 2005

/s/ Charles F. Willis IV
President and Chief Executive Officer

/s/Monica J. Burke
Chief Financial Officer and Executive Vice President